FIRST AMENDMENT TO LEASE DOCUMENTS

THIS FIRST AMENDMENT TO LEASE DOCUMENTS ("Amendment") is dated May 19, 2020 and effective as of April 27, 2020 ("Effective Date"), by and between 5J TRUCKING, a Texas limited liability company, d/b/a/ 5J and d/b/a 5J Trucking, LLC ("5J Trucking"), and 5J OILFIELD SERVICES, LLC, a Texas limited liability company ("5J Oil") (individually and collectively "Lessee") and UTICA LEASECO, LLC, a Florida limited liability company ("Lessor").

Recitals

A. Lessor and Lessee entered into a certain capital lease transaction (the "Transaction") pursuant to that certain Master Lease Agreement dated on or about February, 27, 2020, together with the Riders and Schedules executed in connection therewith, including, without limitation, the Equipment Schedule 5J-0001 ("Schedule 1") dated on or about February 27, 2020 (as, amended, collectively, the "Lease Agreement") with respect to certain Collateral (as defined in the Lease Agreement) (the Lease Agreement, Schedule 1 and other documents executed in connection therewith are, collectively, the "Lease Documents").

B. Lessee has requested, and Lessor has agreed to amend the payments due under the Lease Documents.

C. Lessor and Lessee now wish to amend the Lease Agreement upon the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The reference to "$3,310.65" in Section 14 of Schedule 1 shall be replaced with "$3,667.63".

2. Exhibit A to Schedule 1 shall be deleted and replaced in its entirety with Exhibit A attached hereto.

3. Exhibit B to Schedule 1 shall be deleted and replaced in its entirety with Exhibit B attached hereto.

4. Lessor agreed to accept reduced payments for the months of April, May, June, July, August and September, 2020, and to re-amortize the Transaction thereafter. Accordingly, effective as of the date hereof, the payment schedule set forth in Section 3(b) of Schedule 1 shall be deleted and replaced with the payment schedule set forth on the attached Exhibit C.

5. Contemporaneously with the next payment due (via ACH), and as a condition to the effectiveness of this Amendment, Lessee will pay to Lessor an amendment fee of $2,500, which fee will be deemed fully earned by Lessor.

6. Capitalized terms not defined herein share the definition described to them in the Lease Documents. Except as modified herein, the Lease Documents shall remain in full force and effect.

7. In the event of any conflict between the terms of this Amendment and the terms of the Lease Documents, the terms of this Amendment shall govern and control.

8. This Amendment shall be governed by, and interpreted in accordance with, the laws of the State of Michigan, without regard to conflict of law principles. This Amendment may not be modified or amended, except in a writing signed by the parties.

IN WITNESS WHEREOF, this Amendment is executed by the parties as of the Effective Date.

UTICA LEASECO, LLC
Lessor

By: [signature]
Name: Ryann Whitmore
Title: Assistant Vice President

5J TRUCKING
Lessee

By: [signature]
Name: Mathew Flemming
Title: CEO

5J OILFIELD SERVICES, LLC
Lessee

By: [signature]
Name: Mathew Flemming
Title: CEO

REAFFIRMATION OF GUARANTY

The undersigned Guarantor acknowledges and agrees to this Amendment and reaffirms that certain Master Lease Guaranty dated as of February 27, 2020, executed by the undersigned in favor of Lessor (as amended, or otherwise modified from time to time, the "Guaranty"). The undersigned hereby ratifies and confirms his obligations under the Guaranty and agrees that the Guaranty remains in full force and effect and that all references in the Guaranty to the "Lease Agreement" shall be references to the Lease Agreement, as amended.

This Reaffirmation shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan (without giving effect to its principles of conflicts of laws). This Reaffirmation shall be binding upon the undersigned, the Lessee and their respective successors and assigns. This Reaffirmation shall be effective as of the date hereof.

SMG INDUSTRIES, INC.
a Delaware corporation

By: ______________________
Name: Mathew Flemming
Title: CEO

EXHIBIT A

03/27/20	110.0%
04/27/20	110.0%
05/27/20	110.0%
06/27/20	100.0%
07/27/20	100.0%
08/27/20	100.0%
09/27/20	100.0%
10/27/20	100.0%
11/27/20	98.3%
12/27/20	96.7%
01/27/21	95.0%
02/27/21	93.2%
03/27/21	91.5%
04/27/21	89.7%
05/27/21	87.9%
06/27/21	86.1%
07/27/21	84.2%
08/27/21	82.4%
09/27/21	80.5%
10/27/21	78.5%
11/27/21	76.6%
12/27/21	74.6%
01/27/22	72.6%
02/27/22	70.5%
03/27/22	68.5%
04/27/22	66.4%
05/27/22	64.2%
06/27/22	62.1%
07/27/22	59.9%
08/27/22	57.7%
09/27/22	55.4%
10/27/22	53.1%
11/27/22	50.8%
12/27/22	48.5%
01/27/23	46.1%
02/27/23	43.7%

EXHIBIT A

03/27/20	110.0%
04/27/20	110.0%
05/27/20	110.0%
06/27/20	100.0%
07/27/20	100.0%
08/27/20	100.0%
09/27/20	100.0%
10/27/20	100.0%
11/27/20	98.3%
12/27/20	96.7%
01/27/21	95.0%
02/27/21	93.2%
03/27/21	91.5%
04/27/21	89.7%
05/27/21	87.9%
06/27/21	86.1%
07/27/21	84.2%
08/27/21	82.4%
09/27/21	80.5%
10/27/21	78.5%
11/27/21	76.6%
12/27/21	74.6%
01/27/22	72.6%
02/27/22	70.5%
03/27/22	68.5%
04/27/22	66.4%
05/27/22	64.2%
06/27/22	62.1%
07/27/22	59.9%
08/27/22	57.7%
09/27/22	55.4%

EXHIBIT B

Month of Lease Term	Payment Date	Buyout After Lease Payment ($)
15	8/27/2021	$11,507,161.67
25	6/27/2022	$8,749,841.33
37	6/27/2023	$5,186,188.52

EXHIBIT C

3/27/2020	$331,065.02
4/27/2020	$150,000.00
5/27/2020	$150,000.00
6/27/2020	$150,000.00
7/27/2020	$150,000.00
8/27/2020	$150,000.00
9/27/2020	$150,000.00
10/27/2020	$366,763.34
11/27/2020	$366,763.34
12/27/2020	$366,763.34
1/27/2021	$366,763.34
2/27/2021	$366,763.34
3/27/2021	$366,763.34
4/27/2021	$366,763.34
5/27/2021	$366,763.34
6/27/2021	$366,763.34
7/27/2021	$366,763.34
8/27/2021	$366,763.34
9/27/2021	$366,763.34
10/27/2021	$366,763.34
11/27/2021	$366,763.34
12/27/2021	$366,763.34
1/27/2022	$366,763.34
2/27/2022	$366,763.34
3/27/2022	$366,763.34
4/27/2022	$366,763.34
5/27/2022	$366,763.34
6/27/2022	$366,763.34
7/27/2022	$366,763.34
8/27/2022	$366,763.34
9/27/2022	$366,763.34
10/27/2022	$366,763.34
11/27/2022	$366,763.34
12/27/2022	$366,763.34
1/27/2023	$366,763.34

2/27/2023	$366,763.34
3/27/2023	$366,763.34
4/27/2023	$366,763.34
5/27/2023	$366,763.34
6/27/2023	$366,763.34
7/27/2023	$366,763.34
8/27/2023	$366,763.34
9/27/2023	$366,763.34
10/27/2023	$366,763.34
11/27/2023	$366,763.34
12/27/2023	$366,763.34
1/27/2024	$366,763.34
2/27/2024	$366,763.34
3/27/2024	$366,763.34
4/27/2024	$366,763.34
5/27/2024	$366,763.34
Buyout	$831,880.00